Exhibit 99.2

First Quarter
Financial Supplement
March 31, 2022
1

METLIFE TABLE OF CONTENTS

GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS	2

CORPORATE OVERVIEW	3

KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS	5

EXPENSE DETAIL AND RATIOS	7

CONSOLIDATED BALANCE SHEETS	8

SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	9

ADJUSTED RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY	10

U.S.
Statements of Adjusted Earnings Available to Common Shareholders	11
Group Benefits - Statements of Adjusted Earnings Available to Common Shareholders	12
Retirement and Income Solutions - Statements of Adjusted Earnings Available to Common Shareholders	13
Group Benefits - Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	14
Group Benefits - Other Expenses by Major Category; and Other Statistical Information	15
Retirement and Income Solutions - Future Policy Benefits and Policyholder Account Balances; Separate Account Liabilities; Synthetic GICs; and Longevity Reinsurance	16
Retirement and Income Solutions - Other Expenses by Major Category; and Spread	17

ASIA
Statements of Adjusted Earnings Available to Common Shareholders	18
Adjusted Premiums, Fees and Other Revenues; Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	19
General Account Assets Under Management and Related Measures	20

LATIN AMERICA
Statements of Adjusted Earnings Available to Common Shareholders	21
Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	22

EMEA
Statements of Adjusted Earnings Available to Common Shareholders	23
Other Expenses by Major Category; and Other Statistical Information	24

METLIFE HOLDINGS
Statements of Adjusted Earnings Available to Common Shareholders	25
Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	26
Other Expenses by Major Category; and Other Statistical Information	27

CORPORATE & OTHER
Statements of Adjusted Earnings Available to Common Shareholders; and Adjusted Earnings Available to Common Shareholders by Source	28

INVESTMENTS
Investment Portfolio Results by Asset Category and Annualized Yields	29
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution; and Gross Unrealized Gains and Losses: Fixed Maturity Securities Available-for-Sale	30
Summary of Mortgage Loans; and Summary of Commercial Mortgage Loans by Region and Property Type	31
Footnotes	32

APPENDIX
Reconciliation Detail	A-1
Notable Items	A-2
Equity Details, Book Value Details and Return on Equity	A-3
Adjusted Premiums, Fees and Other Revenues, Other Expenses and Adjusted Earnings Available to Common Shareholders - Constant Currency Basis	A-4
Non-GAAP and Other Financial Disclosures	A-5
Acronyms	A-8

METLIFE
As used in this QFS, “MetLife," “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding for MetLife and its investors of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of our business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.
GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	March 31, 2022

Revenues
Premiums	$10,327	$9,132	$9,455	$13,095	$10,771	$10,327	$10,771
Universal life and investment-type product policy fees	1,391	1,422	1,521	1,422	1,418	1,391	1,418
Net investment income	5,314	5,280	5,568	5,233	4,284	5,314	4,284
Other revenues	631	664	663	661	660	631	660
Net investment gains (losses)	134	1,605	(84)	(126)	(518)	134	(518)
Net derivative gains (losses)	(2,235)	421	(218)	(196)	(859)	(2,235)	(859)
Total revenues	15,562	18,524	16,905	20,089	15,756	15,562	15,756

Expenses
Policyholder benefits and claims	10,523	9,405	10,103	13,923	11,193	10,523	11,193
Interest credited to policyholder account balances	1,351	1,515	1,287	1,385	630	1,351	630
Policyholder dividends	247	236	189	204	198	247	198
Capitalization of DAC	(775)	(642)	(635)	(666)	(650)	(775)	(650)
Amortization of DAC and VOBA	590	537	816	612	537	590	537
Amortization of negative VOBA	(9)	(10)	(6)	(9)	(9)	(9)	(9)
Interest expense on debt	228	228	240	224	225	228	225
Other expenses	3,116	2,768	2,869	3,110	2,917	3,116	2,917
Total expenses	15,271	14,037	14,863	18,783	15,041	15,271	15,041
Income (loss) before provision for income tax	291	4,487	2,042	1,306	715	291	715
Provision for income tax expense (benefit)	(72)	1,075	453	95	41	(72)	41
Net income (loss)	363	3,412	1,589	1,211	674	363	674
Less: Net income (loss) attributable to noncontrolling interests	5	5	5	6	5	5	5
Net income (loss) attributable to MetLife, Inc.	358	3,407	1,584	1,205	669	358	669
Less: Preferred stock dividends	68	35	63	29	63	68	63
Preferred stock redemption premium	—	6	—	—	—	—	—
Net income (loss) available to MetLife, Inc.'s common shareholders	$290	$3,366	$1,521	$1,176	$606	$290	$606

Premiums, fees and other revenues	$12,349	$11,218	$11,639	$15,178	$12,849	$12,349	$12,849

METLIFE CORPORATE OVERVIEW

	For the Three Months Ended
Unaudited (In millions, except per share data)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022

Net income (loss) available to MetLife, Inc.'s common shareholders	$290	$3,366	$1,521	$1,176	$606
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	134	1,605	(84)	(126)	(518)
Less: Net derivative gains (losses)	(2,235)	421	(218)	(196)	(859)
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss) (1)	(174)	(247)	(333)	(501)	(183)
Less: Provision for income tax (expense) benefit	605	(491)	99	167	444
Add: Net income (loss) attributable to noncontrolling interests	5	5	5	6	5
Add: Preferred stock redemption premium	—	6	—	—	—
Adjusted earnings available to common shareholders	1,965	2,089	2,062	1,838	1,727
Less: Total notable items (2)	—	66	(140)	140	—
Adjusted earnings available to common shareholders, excluding total notable items (2)	$1,965	$2,023	$2,202	$1,698	$1,727

Net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share	$0.33	$3.83	$1.77	$1.39	$0.73
Less: Net investment gains (losses)	0.15	1.82	(0.10)	(0.15)	(0.62)
Less: Net derivative gains (losses)	(2.51)	0.48	(0.25)	(0.23)	(1.03)
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss)	(0.19)	(0.27)	(0.37)	(0.59)	(0.22)
Less: Provision for income tax (expense) benefit	0.69	(0.55)	0.11	0.20	0.53
Add: Net income (loss) attributable to noncontrolling interests	0.01	0.01	0.01	0.01	0.01
Add: Preferred stock redemption premium	—	0.01	—	—	—
Adjusted earnings available to common shareholders per diluted common share	2.20	2.37	2.39	2.17	2.08
Less: Total notable items per diluted common share (2)	—	0.08	(0.16)	0.17	—
Adjusted earnings available to common shareholders, excluding total notable items, per diluted common share (2), (3)	$2.20	$2.30	$2.56	$2.01	$2.08

	For the Three Months Ended
Unaudited (In millions, except per share data)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022

Notable items impacting adjusted earnings available to common shareholders (2):
Actuarial assumption review and other insurance adjustments	$—	$—	$(140)	$—	$—
Litigation reserves and settlement costs	—	66	—	—	—
Tax adjustments	—	—	—	140	—
Total notable items	$—	$66	$(140)	$140	$—

Notable items impacting adjusted earnings available to common shareholders per diluted common share (2):
Actuarial assumption review and other insurance adjustments	$—	$—	$(0.16)	$—	$—
Litigation reserves and settlement costs	$—	$0.08	$—	$—	$—
Tax adjustments	$—	$—	$—	$0.17	$—
Total notable items	$—	$0.08	$(0.16)	$0.17	$—

	For the Three Months Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022
Weighted average common shares outstanding - diluted	892.1	879.7	861.2	845.2	830.5

(1)See Page A-1 for further detail.

(2)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders and adjusted earnings available to common shareholders per diluted common share. The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. See Page A-2 for further detail.

(3)Calculated on a standalone basis and may not equal (i) adjusted earnings available to common shareholders per diluted common share, less (ii) total notable items per diluted common share.

METLIFE CORPORATE OVERVIEW (CONTINUED)

Unaudited	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022

Book value per common share (1)	$70.08	$75.86	$77.24	$77.12	$61.55
Book value per common share, excluding AOCI other than FCTA (1)	$53.16	$56.38	$57.29	$57.65	$57.12
Book value per common share - tangible common stockholders' equity (1)	$41.34	$44.56	$45.35	$45.61	$45.02

	For the Three Months Ended
Unaudited	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022
Return on MetLife, Inc.'s (2):
Common stockholders' equity	1.8%	21.2%	9.3%	7.3%	4.3%

Adjusted return on MetLife, Inc.'s (2):
Common stockholders' equity	11.9%	13.2%	12.6%	11.4%	12.1%
Common stockholders' equity, excluding AOCI other than FCTA	16.5%	17.5%	17.0%	15.3%	14.7%
Common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (3)	16.5%	17.0%	18.2%	14.2%	14.7%
Tangible common stockholders' equity	21.5%	22.6%	21.7%	19.6%	18.8%

	For the Three Months Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022

Common shares outstanding, beginning of period	892.9	878.3	861.1	844.5	825.5
Share repurchases	(18.6)	(17.6)	(16.7)	(19.4)	(13.6)
Newly issued shares	4.0	0.4	0.1	0.4	2.9
Common shares outstanding, end of period	878.3	861.1	844.5	825.5	814.8

Weighted average common shares outstanding - basic	885.4	873.3	854.9	838.1	823.8
Dilutive effect of the exercise or issuance of stock-based awards	6.7	6.4	6.3	7.1	6.7
Weighted average common shares outstanding - diluted	892.1	879.7	861.2	845.2	830.5

MetLife Policyholder Trust Shares	134.4	132.4	131.1	129.3	127.8

(1) Calculated using common shares outstanding, end of period.
(2) Annualized using quarter-to-date results. See Page A-3 for further detail.

(3)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	March 31, 2022

Total revenues	$15,562	$18,524	$16,905	$20,089	$15,756	$15,562	$15,756
Less: Net investment gains (losses)	134	1,605	(84)	(126)	(518)	134	(518)
Less: Net derivative gains (losses)	(2,235)	421	(218)	(196)	(859)	(2,235)	(859)
Less: Adjustments related to net investment gains (losses) and net derivative gains (losses)	—	12	46	13	(8)	—	(8)
Less: Other adjustments to revenues:
GMIB fees	25	24	25	24	23	25	23
Investment hedge adjustments	(220)	(212)	(228)	(235)	(215)	(220)	(215)
Operating joint venture adjustments	—	—	(1)	—	(6)	—	(6)
Unit-linked contract income	207	378	114	253	(498)	207	(498)
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(3)	(3)	(1)	(1)	—	(3)	—
Settlement of foreign currency earnings hedges	—	—	—	—	—	—	—
TSA fees	35	60	73	53	47	35	47
Divested businesses	912	—	92	93	66	912	66
Total adjusted revenues	$16,707	$16,239	$17,087	$20,211	$17,724	$16,707	$17,724

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	March 31, 2022

Net investment income	$5,314	$5,280	$5,568	$5,233	$4,284	$5,314	$4,284
Less: Adjustments to net investment income:
Investment hedge adjustments	(220)	(212)	(228)	(235)	(215)	(220)	(215)
Operating joint venture adjustments	—	—	(1)	—	(6)	—	(6)
Unit-linked contract income	207	378	114	253	(498)	207	(498)
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(3)	(3)	(1)	(1)	—	(3)	—
Divested businesses	36	—	16	15	11	36	11
Adjusted net investment income	$5,294	$5,117	$5,668	$5,201	$4,992	$5,294	$4,992

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	March 31, 2022

Variable investment income (Included in net investment income above)	$1,390	$1,202	$1,789	$1,269	$1,185	$1,390	$1,185

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	March 31, 2022

Premiums, fees and other revenues	$12,349	$11,218	$11,639	$15,178	$12,849	$12,349	$12,849
Less: Adjustments to premiums, fees and other revenues:
Unearned revenue adjustments	—	12	46	13	(8)	—	(8)
GMIB fees	25	24	25	24	23	25	23
Settlement of foreign currency earnings hedges	—	—	—	—	—	—	—
TSA fees	35	60	73	53	47	35	47
Divested businesses	876	—	76	78	55	876	55
Adjusted premiums, fees and other revenues	$11,413	$11,122	$11,419	$15,010	$12,732	$11,413	$12,732
Adjusted premiums, fees and other revenues, on a constant currency basis	$11,181	$10,923	$11,276	$14,978	$12,732

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS (CONTINUED)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	March 31, 2022

Total expenses	$15,271	$14,037	$14,863	$18,783	$15,041	$15,271	$15,041
Less: Adjustments related to net investment gains (losses) and net derivative gains (losses)	(3)	9	31	63	(19)	(3)	(19)
Less: Goodwill impairment	—	—	—	—	—	—	—
Less: Other adjustments to expenses:
PBC hedge adjustment	9	8	8	7	7	9	7
Inflation and pass-through adjustments	(78)	(18)	—	99	39	(78)	39
GMIB costs and amortization of DAC and VOBA related to GMIB fees and GMIB costs	115	58	129	93	(44)	115	(44)
Market value adjustments and amortization of DAC, VOBA and negative VOBA related to market value adjustments	23	16	21	23	12	23	12
PAB hedge adjustments	—	(1)	(1)	—	—	—	—
Unit-linked contract costs	210	366	116	246	(505)	210	(505)
Securitization entities debt expense	—	—	—	—	—	—	—
Noncontrolling interests	(6)	(6)	(7)	(9)	(7)	(6)	(7)
Regulatory implementation costs	(3)	6	—	1	—	(3)	—
Acquisition, integration and other costs	4	4	2	(1)	7	4	7
TSA fees	35	60	73	53	47	35	47
Divested businesses	824	4	81	126	55	824	55
Total adjusted expenses	$14,141	$13,531	$14,410	$18,082	$15,449	$14,141	$15,449

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	March 31, 2022

Capitalization of DAC	$(775)	$(642)	$(635)	$(666)	$(650)	$(775)	$(650)
Less: Divested businesses	(89)	—	(15)	(15)	(11)	(89)	(11)
Adjusted capitalization of DAC	$(686)	$(642)	$(620)	$(651)	$(639)	$(686)	$(639)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	March 31, 2022

Other expenses	$3,116	$2,768	$2,869	$3,110	$2,917	$3,116	$2,917
Less: Noncontrolling interests	(6)	(6)	(7)	(9)	(7)	(6)	(7)
Less: Regulatory implementation costs	(3)	6	—	1	—	(3)	—
Less: Acquisition, integration and other costs	4	4	2	(1)	7	4	7
Less: TSA fees	35	60	73	53	47	35	47
Less: Divested businesses	232	4	41	81	32	232	32
Adjusted other expenses	$2,854	$2,700	$2,760	$2,985	$2,838	$2,854	$2,838
Adjusted other expenses on a constant currency basis	$2,749	$2,617	$2,696	$2,963	$2,838

METLIFE EXPENSE DETAIL AND RATIOS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	March 31, 2022
Other expenses	$3,116	$2,768	$2,869	$3,110	$2,917	$3,116	$2,917
Capitalization of DAC	(775)	(642)	(635)	(666)	(650)	(775)	(650)
Other expenses, net of capitalization of DAC	$2,341	$2,126	$2,234	$2,444	$2,267	$2,341	$2,267

Premiums, fees and other revenues	$12,349	$11,218	$11,639	$15,178	$12,849	$12,349	$12,849

Expense ratio	19.0%	19.0%	19.2%	16.1%	17.6%	19.0%	17.6%

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	March 31, 2022
Adjusted other expenses by major category
Direct expenses	$1,259	$1,188	$1,266	$1,483	$1,337	$1,259	$1,337
Pension, postretirement and postemployment benefit costs	25	43	44	52	25	25	25
Premium taxes, other taxes, and licenses & fees	149	169	142	147	151	149	151
Commissions and other variable expenses	1,421	1,300	1,308	1,303	1,325	1,421	1,325
Adjusted other expenses	2,854	2,700	2,760	2,985	2,838	2,854	2,838
Adjusted capitalization of DAC	(686)	(642)	(620)	(651)	(639)	(686)	(639)
Adjusted other expenses, net of adjusted capitalization of DAC	2,168	2,058	2,140	2,334	2,199	2,168	2,199
Less: Total notable items related to adjusted other expenses (1)	—	(84)	—	—	—	—	—
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,168	$2,142	$2,140	$2,334	$2,199	$2,168	$2,199

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	March 31, 2022
Employee related costs	$897	$793	$789	$906	$899	$897	$899
Third party staffing costs	302	333	347	413	375	302	375
General and administrative expenses	60	62	130	164	63	60	63
Direct expenses	1,259	1,188	1,266	1,483	1,337	1,259	1,337
Less: Total notable items related to direct expenses (1)	—	(84)	—	—	—	—	—
Direct expenses, excluding total notable items related to direct expenses (1)	$1,259	$1,272	$1,266	$1,483	$1,337	$1,259	$1,337

Adjusted other expenses, net of adjusted capitalization of DAC	$2,168	$2,058	$2,140	$2,334	$2,199	$2,168	$2,199
Less: Total notable items related to adjusted other expenses (1)	—	(84)	—	—	—	—	—
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,168	$2,142	$2,140	$2,334	$2,199	$2,168	$2,199

Adjusted premiums, fees and other revenues	$11,413	$11,122	$11,419	$15,010	$12,732	$11,413	$12,732
Less: PRT	—	(14)	(24)	3,551	1,258	—	1,258
Adjusted premiums, fees and other revenues, excluding PRT	$11,413	$11,136	$11,443	$11,459	$11,474	$11,413	$11,474

Direct expense ratio	11.0%	10.7%	11.1%	9.9%	10.5%	11.0%	10.5%
Direct expense ratio, excluding total notable items related to direct expenses and PRT (1)	11.0%	11.4%	11.1%	12.9%	11.7%	11.0%	11.7%

Adjusted expense ratio	19.0%	18.5%	18.7%	15.5%	17.3%	19.0%	17.3%
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT (1)	19.0%	19.2%	18.7%	20.4%	19.2%	19.0%	19.2%

(1)Notable items are related to “litigation reserves and settlement costs.” Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

METLIFE CONSOLIDATED BALANCE SHEETS

Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$332,941	$340,695	$341,038	$340,274	$320,079
Equity securities, at estimated fair value	1,063	1,001	941	1,269	988
Contractholder-directed equity securities and fair value option securities, at estimated fair value	12,975	12,177	12,055	12,142	11,418
Mortgage loans	83,015	81,497	80,964	79,353	79,968
Policy loans	9,334	9,256	9,186	9,111	9,036
Real estate and real estate joint ventures	12,007	11,901	12,182	12,216	12,379
Other limited partnership interests	10,961	11,980	13,480	14,625	14,570
Short-term investments, principally at estimated fair value	4,781	3,759	7,150	7,176	3,146
Other invested assets	18,677	18,977	18,683	18,655	18,696
Total investments	485,754	491,243	495,679	494,821	470,280
Cash and cash equivalents, principally at estimated fair value	19,635	25,037	18,956	20,047	23,488
Accrued investment income	3,363	3,202	3,354	3,185	3,251
Premiums, reinsurance and other receivables	18,727	18,236	17,816	17,149	17,926
Deferred policy acquisition costs and value of business acquired	17,214	16,527	16,191	16,061	18,409
Current income tax recoverable	214	52	—	184	39
Goodwill	9,944	9,768	9,638	9,535	9,510
Assets held-for-sale	6,599	7,590	7,462	7,238	4,582
Other assets	12,164	11,651	11,614	11,615	11,743
Separate account assets	196,200	189,947	180,954	179,873	165,056
Total assets	$769,814	$773,253	$761,664	$759,708	$724,284

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$197,755	$199,376	$197,086	$199,721	$195,789
Policyholder account balances	205,186	204,948	203,973	203,473	206,762
Other policy-related balances	18,045	17,527	17,735	17,751	19,553
Policyholder dividends payable	562	572	525	478	450
Policyholder dividend obligation	1,546	2,115	1,952	1,682	—
Payables for collateral under securities loaned and other transactions	28,694	30,620	31,382	31,920	30,481
Short-term debt	302	393	346	341	323
Long-term debt	14,509	14,518	14,010	13,933	13,848
Collateral financing arrangement	833	818	806	766	754
Junior subordinated debt securities	3,153	3,154	3,155	3,156	3,156
Current income tax payable	—	—	103	—	—
Deferred income tax liability	8,570	9,748	9,850	9,693	5,690
Liabilities held-for-sale	3,865	6,844	6,757	6,634	4,297
Other liabilities	24,457	23,250	23,697	22,538	23,888
Separate account liabilities	196,200	189,947	180,954	179,873	165,056
Total liabilities	703,677	703,830	692,331	691,959	670,047

Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	33,910	33,440	33,457	33,511	33,531
Retained earnings	36,373	39,318	40,426	41,197	41,406
Treasury stock, at cost	(14,828)	(15,941)	(16,956)	(18,157)	(19,072)
Accumulated other comprehensive income (loss)	10,397	12,309	12,111	10,919	(1,912)
Total MetLife, Inc.'s stockholders' equity	65,864	69,138	69,050	67,482	53,965
Noncontrolling interests	273	285	283	267	272
Total equity	66,137	69,423	69,333	67,749	54,237
Total liabilities and equity	$769,814	$773,253	$761,664	$759,708	$724,284

METLIFE SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022

Adjusted earnings before provision for income tax
U.S.
GROUP BENEFITS	$119	$315	$141	$25	$143
RETIREMENT AND INCOME SOLUTIONS	872	826	989	784	733
TOTAL U.S.	$991	$1,141	$1,130	$809	$876
ASIA	868	741	806	819	813
LATIN AMERICA	53	131	28	149	192
EMEA	92	129	116	60	68
METLIFE HOLDINGS	776	672	761	603	472
CORPORATE & OTHER	(214)	(106)	(164)	(311)	(146)
Total adjusted earnings before provision for income tax	$2,566	$2,708	$2,677	$2,129	$2,275

Provision for income tax expense (benefit)
U.S.
GROUP BENEFITS	$26	$67	$30	$5	$31
RETIREMENT AND INCOME SOLUTIONS	181	172	205	164	152
TOTAL U.S.	$207	$239	$235	$169	$183
ASIA	245	221	237	233	233
LATIN AMERICA	13	34	(1)	24	50
EMEA	21	35	22	18	16
METLIFE HOLDINGS	158	136	155	121	95
CORPORATE & OTHER	(111)	(81)	(96)	(303)	(92)
Total provision for income tax expense (benefit)	$533	$584	$552	$262	$485

Adjusted earnings available to common shareholders
U.S.
GROUP BENEFITS	$93	$248	$111	$20	$112
RETIREMENT AND INCOME SOLUTIONS	691	654	784	620	581
TOTAL U.S.	$784	$902	$895	$640	$693
ASIA	623	520	569	586	580
LATIN AMERICA	40	97	29	125	142
EMEA	71	94	94	42	52
METLIFE HOLDINGS	618	536	606	482	377
CORPORATE & OTHER (1)	(171)	(60)	(131)	(37)	(117)
Total adjusted earnings available to common shareholders (1)	$1,965	$2,089	$2,062	$1,838	$1,727

(1)Includes impact of preferred stock dividends of $68 million, $35 million, $63 million, $29 million and $63 million for the three months ended March 31, 2021, June 30, 2021, September 30, 2021, December 31, 2021 and March 31, 2022, respectively.

METLIFE ADJUSTED RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY (1), (2)

ADJUSTED RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022

U.S.
GROUP BENEFITS	12.8%	34.2%	15.3%	2.8%	9.4%
RETIREMENT AND INCOME SOLUTIONS	43.1%	40.8%	48.9%	38.6%	34.8%
TOTAL U.S.	33.7%	38.7%	38.4%	27.5%	24.3%
ASIA	17.0%	14.2%	15.5%	16.0%	16.1%
LATIN AMERICA	5.8%	14.1%	4.2%	18.1%	20.8%
EMEA	10.0%	13.2%	13.2%	5.9%	9.2%
METLIFE HOLDINGS	23.7%	20.6%	23.2%	18.5%	13.7%

ADJUSTED RETURN ON ALLOCATED TANGIBLE EQUITY (3)
	For the Three Months Ended
Unaudited	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022

U.S.	39.3%	45.1%	44.8%	32.2%	32.6%
ASIA	25.4%	21.3%	23.2%	23.9%	24.1%
LATIN AMERICA	9.1%	22.1%	6.6%	28.5%	32.5%
EMEA	17.1%	22.6%	22.8%	10.2%	13.7%
METLIFE HOLDINGS	26.0%	22.5%	25.4%	20.3%	15.0%

(1) Annualized using quarter-to-date results.
(2) Allocated equity and allocated tangible equity are presented below:
	ALLOCATED EQUITY		ALLOCATED TANGIBLE EQUITY
Unaudited (In millions)	2021	2022	2021	2022
U.S.
GROUP BENEFITS	$2,899	$4,745
RETIREMENT AND INCOME SOLUTIONS	6,418	6,672
TOTAL U.S.	$9,317	$11,417	$8,116	$8,653
ASIA	$14,648	$14,437	$9,824	$9,639
LATIN AMERICA	$2,757	$2,730	$1,757	$1,748
EMEA	$2,844	$2,250	$1,683	$1,543
METLIFE HOLDINGS	$10,428	$11,011	$9,581	$10,125

(3) Adjusted earnings available to common shareholders used to calculate the adjusted return on allocated tangible equity excludes the impact of amortization on VODA and VOCRA, net of income tax, as presented below:
	For the Three Months Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022
U.S.	$14	$13	$14	$13	$13
ASIA	$1	$2	$1	$1	$1
LATIN AMERICA	$—	$—	$—	$—	$—
EMEA	$1	$1	$2	$1	$1
METLIFE HOLDINGS	$4	$4	$3	$4	$3

U.S. STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	March 31, 2022

Adjusted revenues
Premiums	$5,699	$5,474	$5,746	$9,439	$7,164	$5,699	$7,164
Universal life and investment-type product policy fees	297	282	279	282	297	297	297
Net investment income	2,010	1,998	2,098	1,942	1,874	2,010	1,874
Other revenues	396	380	383	379	426	396	426
Total adjusted revenues	8,402	8,134	8,506	12,042	9,761	8,402	9,761

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	6,142	5,739	6,118	9,958	7,566	6,142	7,566
Interest credited to policyholder account balances	359	359	362	342	347	359	347
Capitalization of DAC	(18)	(13)	(17)	(17)	(23)	(18)	(23)
Amortization of DAC and VOBA	16	8	26	10	14	16	14
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	1	2	1	3	2	1	2
Other expenses	911	898	886	937	979	911	979
Total adjusted expenses	7,411	6,993	7,376	11,233	8,885	7,411	8,885
Adjusted earnings before provision for income tax	991	1,141	1,130	809	876	991	876
Provision for income tax expense (benefit)	207	239	235	169	183	207	183
Adjusted earnings	784	902	895	640	693	784	693
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$784	$902	$895	$640	$693	$784	$693

Adjusted premiums, fees and other revenues	$6,392	$6,136	$6,408	$10,100	$7,887	$6,392	$7,887
Less: PRT	—	(14)	(24)	3,551	1,258	—	1,258
Adjusted premiums, fees and other revenues, excluding PRT	$6,392	$6,150	$6,432	$6,549	$6,629	$6,392	$6,629

U.S. GROUP BENEFITS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	March 31, 2022

Adjusted revenues
Premiums	$5,106	$5,085	$5,006	$5,278	$5,433	$5,106	$5,433
Universal life and investment-type product policy fees	212	207	204	206	216	212	216
Net investment income	279	295	290	296	280	279	280
Other revenues	318	307	307	307	355	318	355
Total adjusted revenues	5,915	5,894	5,807	6,087	6,284	5,915	6,284

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	4,970	4,761	4,853	5,206	5,259	4,970	5,259
Interest credited to policyholder account balances	32	30	33	32	31	32	31
Capitalization of DAC	(5)	(5)	(5)	(4)	(4)	(5)	(4)
Amortization of DAC and VOBA	5	8	8	7	5	5	5
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	1	—	—	—
Other expenses	794	785	777	820	850	794	850
Total adjusted expenses	5,796	5,579	5,666	6,062	6,141	5,796	6,141
Adjusted earnings before provision for income tax	119	315	141	25	143	119	143
Provision for income tax expense (benefit)	26	67	30	5	31	26	31
Adjusted earnings	93	248	111	20	112	93	112
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$93	$248	$111	$20	$112	$93	$112

Adjusted premiums, fees and other revenues	$5,636	$5,599	$5,517	$5,791	$6,004	$5,636	$6,004

U.S. RETIREMENT AND INCOME SOLUTIONS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	March 31, 2022

Adjusted revenues
Premiums	$593	$389	$740	$4,161	$1,731	$593	$1,731
Universal life and investment-type product policy fees	85	75	75	76	81	85	81
Net investment income	1,731	1,703	1,808	1,646	1,594	1,731	1,594
Other revenues	78	73	76	72	71	78	71
Total adjusted revenues	2,487	2,240	2,699	5,955	3,477	2,487	3,477

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,172	978	1,265	4,752	2,307	1,172	2,307
Interest credited to policyholder account balances	327	329	329	310	316	327	316
Capitalization of DAC	(13)	(8)	(12)	(13)	(19)	(13)	(19)
Amortization of DAC and VOBA	11	—	18	3	9	11	9
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	1	2	1	2	2	1	2
Other expenses	117	113	109	117	129	117	129
Total adjusted expenses	1,615	1,414	1,710	5,171	2,744	1,615	2,744
Adjusted earnings before provision for income tax	872	826	989	784	733	872	733
Provision for income tax expense (benefit)	181	172	205	164	152	181	152
Adjusted earnings	691	654	784	620	581	691	581
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$691	$654	$784	$620	$581	$691	$581

Adjusted premiums, fees and other revenues	$756	$537	$891	$4,309	$1,883	$756	$1,883
Less: PRT	—	(14)	(24)	3,551	1,258	—	1,258
Adjusted premiums, fees and other revenues, excluding PRT	$756	$551	$915	$758	$625	$756	$625

U.S. GROUP BENEFITS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022
Balance, beginning of period	$19,932	$19,694	$19,783	$19,682	$19,825
Premiums and deposits	6,068	6,014	5,897	6,227	6,483
Surrenders and withdrawals	(642)	(700)	(673)	(657)	(683)
Benefit payments	(4,970)	(4,795)	(4,895)	(5,165)	(5,213)
Net flows	456	519	329	405	587
Net transfers from (to) separate accounts	2	2	1	—	4
Interest	123	123	125	125	124
Policy charges	(149)	(147)	(146)	(147)	(150)
Other	(670)	(408)	(410)	(240)	(394)
Balance, end of period	$19,694	$19,783	$19,682	$19,825	$19,996

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022
Balance, beginning of period	$1,123	$1,161	$1,233	$1,220	$1,292
Premiums and deposits	68	67	68	68	69
Surrenders and withdrawals	(18)	(18)	(16)	(19)	(21)
Benefit payments	(1)	(2)	(2)	—	(5)
Net flows	49	47	50	49	43
Investment performance	49	85	(4)	80	(88)
Net transfers from (to) general account	(2)	(2)	(1)	—	(4)
Policy charges	(57)	(58)	(58)	(58)	(60)
Other	(1)	—	—	1	(1)
Balance, end of period	$1,161	$1,233	$1,220	$1,292	$1,182

U.S. GROUP BENEFITS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022

Direct and allocated expenses	$405	$392	$400	$434	$438
Pension, postretirement and postemployment benefit costs	(1)	7	8	7	1
Premium taxes, other taxes, and licenses & fees	70	83	73	74	77
Commissions and other variable expenses	320	303	296	305	334
Adjusted other expenses	$794	$785	$777	$820	$850

OTHER STATISTICAL INFORMATION (1)

	For the Three Months Ended
Unaudited (In millions, except ratios)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022

Group Life (2)
Adjusted premiums, fees and other revenues	$2,088	$2,078	$2,074	$2,151	$2,180
Mortality ratio	106.3%	94.3%	106.2%	106.3%	103.8%
Group Non-Medical Health (3)
Adjusted premiums, fees and other revenues	$2,371	$2,341	$2,352	$2,388	$2,519
Interest adjusted benefit ratio (4)	71.1%	73.8%	70.7%	74.2%	72.5%

(1) Results are derived from insurance and non-administrative services-only contracts.
(2) Excludes certain experience-rated contracts and includes accidental death and dismemberment.
(3) Includes dental, group and individual disability, accident & health, critical illness, vision and other health.
(4) Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

U.S. RETIREMENT AND INCOME SOLUTIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022
Balance, beginning of period	$136,703	$134,056	$136,524	$134,283	$136,331
Premiums and deposits	22,008	20,382	20,813	20,151	25,113
Surrenders and withdrawals	(19,926)	(19,759)	(20,936)	(17,271)	(20,104)
Benefit payments	(1,317)	(1,344)	(1,379)	(1,495)	(1,488)
Net flows	765	(721)	(1,502)	1,385	3,521
Net transfers from (to) separate accounts	—	8	—	1	(26)
Interest	946	938	942	943	954
Policy charges	(10)	(44)	(43)	(28)	(45)
Other	(4,348)	2,287	(1,638)	(253)	(3,953)
Balance, end of period	$134,056	$136,524	$134,283	$136,331	$136,782

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022
Balance, beginning of period	$84,193	$82,183	$82,432	$81,091	$79,925
Premiums and deposits	1,393	1,443	1,027	838	2,617
Surrenders and withdrawals (1)	(2,390)	(2,329)	(3,214)	(2,781)	(8,953)
Benefit payments	(22)	(64)	(27)	(36)	(25)
Net flows	(1,019)	(950)	(2,214)	(1,979)	(6,361)
Investment performance	(1,302)	2,167	256	954	(3,138)
Net transfers from (to) general account	—	(8)	—	(1)	26
Policy charges	(84)	(83)	(87)	(82)	(94)
Other	395	(877)	704	(58)	(1,235)
Balance, end of period	$82,183	$82,432	$81,091	$79,925	$69,123

SYNTHETIC GICS (2)

	For the Three Months Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022
Balance, beginning of period	$38,646	$38,514	$37,773	$39,365	$40,121
Premiums and deposits (1)	482	314	1,857	1,547	3,598
Surrenders and withdrawals	(829)	(1,251)	(463)	(993)	(436)
Net flows	(347)	(937)	1,394	554	3,162
Interest	215	196	198	202	202
Balance, end of period	$38,514	$37,773	$39,365	$40,121	$43,485

LONGEVITY REINSURANCE (3)

Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022
Balance, end of period	$8,833	$9,502	$9,358	$14,824	$14,898

(1)Includes $86 million, $0, $119 million, $750 million and $1,884 million of transfers from separate account GICs to synthetic GICs at March 31, 2021, June 30, 2021, September 30, 2021, December 31, 2021 and March 31, 2022, respectively. These transfers are reported as surrenders and withdrawals on the separate account liabilities table and premiums and deposits on the synthetic GICs table.

(2)A synthetic GIC is a contract that simulates the performance of a traditional GIC through the use of financial instruments and is reported as a derivative. A key difference between a synthetic GIC and a traditional GIC is that the contractholder owns the assets underlying the synthetic GIC. The assets and corresponding contractholder account balance are not on MetLife, Inc.'s consolidated balance sheet, as they are for a traditional GIC. The contractholder account balance is reported at contract value in the table above.

(3)The contract value presented represents notional amounts based on the present value of fixed annuity premiums related to longevity reinsurance contracts associated with the UK pension risk transfer market.

U.S. RETIREMENT AND INCOME SOLUTIONS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022

Direct and allocated expenses	$61	$58	$57	$60	$65
Pension, postretirement and postemployment benefit costs	—	2	2	3	—
Premium taxes, other taxes, and licenses & fees	4	11	3	15	5
Commissions and other variable expenses	52	42	47	39	59
Adjusted other expenses	$117	$113	$109	$117	$129

SPREAD

	For the Three Months Ended
Unaudited	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022

Investment income yield excluding variable investment income yield	3.77%	3.82%	3.77%	3.72%	3.68%
Variable investment income yield	1.46%	1.26%	1.63%	1.11%	0.92%
Total investment income yield	5.23%	5.08%	5.40%	4.83%	4.60%
Average crediting rate	2.89%	2.84%	2.84%	2.81%	2.79%
Annualized general account spread	2.34%	2.24%	2.56%	2.02%	1.81%

Annualized general account spread excluding variable investment income yield	0.88%	0.98%	0.93%	0.91%	0.89%

ASIA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	March 31, 2022

Adjusted revenues
Premiums	$1,685	$1,582	$1,594	$1,560	$1,553	$1,685	$1,553
Universal life and investment-type product policy fees	458	436	477	443	448	458	448
Net investment income	1,264	1,158	1,354	1,276	1,242	1,264	1,242
Other revenues	18	19	17	19	21	18	21
Total adjusted revenues	3,425	3,195	3,442	3,298	3,264	3,425	3,264

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,297	1,233	1,220	1,258	1,228	1,297	1,228
Interest credited to policyholder account balances	489	496	513	497	498	489	498
Capitalization of DAC	(435)	(395)	(373)	(404)	(392)	(435)	(392)
Amortization of DAC and VOBA	314	296	470	289	288	314	288
Amortization of negative VOBA	(7)	(8)	(5)	(7)	(8)	(7)	(8)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	899	832	811	846	837	899	837
Total adjusted expenses	2,557	2,454	2,636	2,479	2,451	2,557	2,451
Adjusted earnings before provision for income tax	868	741	806	819	813	868	813
Provision for income tax expense (benefit)	245	221	237	233	233	245	233
Adjusted earnings	623	520	569	586	580	623	580
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$623	$520	$569	$586	$580	$623	$580

Adjusted premiums, fees and other revenues	$2,161	$2,037	$2,088	$2,022	$2,022	$2,161	$2,022

ASIA
ADJUSTED PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022

Adjusted premiums, fees and other revenues	$2,161	$2,037	$2,088	$2,022	$2,022

Adjusted premiums, fees and other revenues, on a constant currency basis	$2,003	$1,928	$2,003	$1,986	$2,022
Add: Operating joint ventures, on a constant currency basis (1), (2)	346	281	324	321	402
Adjusted premiums, fees and other revenues, including operating joint ventures, on a constant currency basis	$2,349	$2,209	$2,327	$2,307	$2,424

OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022

Direct and allocated expenses	$318	$314	$305	$319	$326
Pension, postretirement and postemployment benefit costs	23	22	22	31	20
Premium taxes, other taxes, and licenses & fees	46	45	39	41	39
Commissions and other variable expenses	512	451	445	455	452
Adjusted other expenses	$899	$832	$811	$846	$837
Adjusted other expenses, net of adjusted capitalization of DAC	$464	$437	$438	$442	$445

Adjusted other expenses on a constant currency basis	$830	$787	$772	$825	$837
Add: Operating joint ventures, on a constant currency basis (1), (2)	116	93	100	103	119
Adjusted other expenses, including operating joint ventures, on a constant currency basis	$946	$880	$872	$928	$956
Adjusted other expenses, including operating joint ventures, net of adjusted capitalization of DAC, on a constant currency basis	$514	$485	$494	$510	$530

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022

Japan:
Life	$166	$162	$163	$192	$186
Accident & Health	57	67	61	73	85
Annuities	92	76	66	71	98
Other	1	1	2	2	2
Total Japan	316	306	292	338	371
Other Asia	252	179	197	261	211
Total sales	$568	$485	$489	$599	$582

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022

Adjusted earnings available to common shareholders	$623	$520	$569	$586	$580
Adjusted earnings available to common shareholders, on a constant currency basis	$605	$509	$566	$584	$580

(1)Adjusted premiums, fees and other revenues as well as other expenses are reported as part of net investment income on the statements of adjusted earnings available to common shareholders for operating joint ventures.

(2)Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting.

ASIA

ASIA GENERAL ACCOUNT ASSETS UNDER MANAGEMENT AND RELATED MEASURES

Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022

GA AUM	$137,258	$140,875	$141,304	$140,317	$131,989
GA AUM (at amortized cost)	$127,695	$129,411	$130,777	$130,310	$129,935

GA AUM (at amortized cost), on a constant currency basis	$121,953	$124,031	$126,599	$127,780	$129,935
Add: Operating joint ventures, on a constant currency basis (1)	5,850	6,035	6,200	6,775	7,564
GA AUM (at amortized cost), including operating joint ventures, on a constant currency basis	$127,803	$130,066	$132,799	$134,555	$137,499

(1)Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting and reported in other invested assets, a component of total investments.

LATIN AMERICA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	March 31, 2022

Adjusted revenues
Premiums	$595	$636	$705	$673	$732	$595	$732
Universal life and investment-type product policy fees	270	287	274	278	290	270	290
Net investment income	299	308	306	358	322	299	322
Other revenues	10	11	9	11	9	10	9
Total adjusted revenues	1,174	1,242	1,294	1,320	1,353	1,174	1,353

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	761	724	885	773	769	761	769
Interest credited to policyholder account balances	59	60	63	67	68	59	68
Capitalization of DAC	(95)	(100)	(109)	(110)	(113)	(95)	(113)
Amortization of DAC and VOBA	60	83	62	80	80	60	80
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	1	1	2	1	3	1	3
Other expenses	335	343	363	360	354	335	354
Total adjusted expenses	1,121	1,111	1,266	1,171	1,161	1,121	1,161
Adjusted earnings before provision for income tax	53	131	28	149	192	53	192
Provision for income tax expense (benefit)	13	34	(1)	24	50	13	50
Adjusted earnings	40	97	29	125	142	40	142
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$40	$97	$29	$125	$142	$40	$142

Adjusted premiums, fees and other revenues	$875	$934	$988	$962	$1,031	$875	$1,031

	LATIN AMERICA
	OTHER EXPENSES BY MAJOR CATEGORY

		For the Three Months Ended
	Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022

	Direct and allocated expenses	$121	$120	$126	$132	$126
	Pension, postretirement and postemployment benefit costs	1	1	2	—	1
	Premium taxes, other taxes, and licenses & fees	11	11	10	8	12
	Commissions and other variable expenses	202	211	225	220	215
	Adjusted other expenses	$335	$343	$363	$360	$354
	Adjusted other expenses, net of adjusted capitalization of DAC	$240	$243	$254	$250	$241
	Adjusted other expenses on a constant currency basis	$325	$328	$355	$368	$354
	Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$233	$232	$249	$255	$241

	SALES ON A CONSTANT CURRENCY BASIS

		For the Three Months Ended
	Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022

	Mexico (1)	113	106	111	122	152
	Chile	47	55	64	66	72
	All other	41	68	71	62	57
	Total sales	$201	$229	$246	$250	$281

	OTHER STATISTICAL INFORMATION

		For the Three Months Ended
	Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022

	Adjusted premiums, fees and other revenues	$875	$934	$988	$962	$1,031
	Adjusted earnings available to common shareholders	$40	$97	$29	$125	$142

	Adjusted premiums, fees and other revenues, on a constant currency basis	$848	$892	$963	$980	$1,031
	Adjusted earnings available to common shareholders, on a constant currency basis	$31	$87	$26	$129	$142

(1)Investment income from fixed maturity securities and mortgage loans includes prepayment fees.	(1)In addition to the fluctuations related to reporting sales on a constant currency basis, certain amounts in prior periods have been updated to conform to the current period presentation.

EMEA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	March 31, 2022

Adjusted revenues
Premiums	$598	$621	$532	$520	$509	$598	$509
Universal life and investment-type product policy fees	67	107	128	93	88	67	88
Net investment income	63	62	46	44	41	63	41
Other revenues	13	16	10	8	9	13	9
Total adjusted revenues	741	806	716	665	647	741	647

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	343	333	268	297	282	343	282
Interest credited to policyholder account balances	24	25	17	20	17	24	17
Capitalization of DAC	(127)	(122)	(110)	(110)	(101)	(127)	(101)
Amortization of DAC and VOBA	62	94	118	82	86	62	86
Amortization of negative VOBA	(2)	(2)	(1)	(2)	(1)	(2)	(1)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	349	349	308	318	296	349	296
Total adjusted expenses	649	677	600	605	579	649	579
Adjusted earnings before provision for income tax	92	129	116	60	68	92	68
Provision for income tax expense (benefit)	21	35	22	18	16	21	16
Adjusted earnings	71	94	94	42	52	71	52
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$71	$94	$94	$42	$52	$71	$52

Adjusted premiums, fees and other revenues	$678	$744	$670	$621	$606	$678	$606

EMEA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022

Direct and allocated expenses	$112	$116	$98	$102	$97
Pension, postretirement and postemployment benefit costs	1	2	3	2	1
Premium taxes, other taxes, and licenses & fees	8	6	5	4	6
Commissions and other variable expenses	228	225	202	210	192
Adjusted other expenses	$349	$349	$308	$318	$296
Adjusted other expenses, net of adjusted capitalization of DAC	$222	$227	$198	$208	$195
Adjusted other expenses on a constant currency basis	$323	$326	$291	$309	$296
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$208	$214	$190	$203	$195

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022

Adjusted premiums, fees and other revenues	$678	$744	$670	$621	$606
Adjusted earnings available to common shareholders	$71	$94	$94	$42	$52

Adjusted premiums, fees and other revenues, on a constant currency basis	$631	$696	$637	$607	$606
Adjusted earnings available to common shareholders, on a constant currency basis	$61	$83	$86	$39	$52
Total sales on a constant currency basis	$242	$216	$177	$187	$243

METLIFE HOLDINGS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	March 31, 2022

Adjusted revenues
Premiums	$827	$839	$805	$862	$776	$827	$776
Universal life and investment-type product policy fees	274	273	279	275	269	274	269
Net investment income	1,646	1,543	1,771	1,490	1,409	1,646	1,409
Other revenues	62	69	57	69	44	62	44
Total adjusted revenues	2,809	2,724	2,912	2,696	2,498	2,809	2,498

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,523	1,549	1,611	1,585	1,518	1,523	1,518
Interest credited to policyholder account balances	210	210	212	208	202	210	202
Capitalization of DAC	(8)	(9)	(8)	(8)	(7)	(8)	(7)
Amortization of DAC and VOBA	54	56	80	67	76	54	76
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	1	2	1	1	1	1	1
Other expenses	253	244	255	240	236	253	236
Total adjusted expenses	2,033	2,052	2,151	2,093	2,026	2,033	2,026
Adjusted earnings before provision for income tax	776	672	761	603	472	776	472
Provision for income tax expense (benefit)	158	136	155	121	95	158	95
Adjusted earnings	618	536	606	482	377	618	377
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$618	$536	$606	$482	$377	$618	$377

Adjusted premiums, fees and other revenues	$1,163	$1,181	$1,141	$1,206	$1,089	$1,163	$1,089

METLIFE HOLDINGS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

LIFE & OTHER (1)

	For the Three Months Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022
Balance, beginning of period	$83,004	$81,446	$81,993	$82,115	$82,383
Premiums and deposits (2), (3)	1,142	1,100	1,070	1,121	1,035
Surrenders and withdrawals	(529)	(538)	(532)	(529)	(504)
Benefit payments	(936)	(790)	(818)	(805)	(907)
Net flows	(323)	(228)	(280)	(213)	(376)
Net transfers from (to) separate accounts	2	9	12	10	8
Interest	831	834	838	839	835
Policy charges	(185)	(183)	(183)	(180)	(181)
Other	(1,883)	115	(265)	(188)	(1,052)
Balance, end of period	$81,446	$81,993	$82,115	$82,383	$81,617

ANNUITIES	For the Three Months Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022
Balance, beginning of period	$19,029	$18,367	$18,270	$18,341	$18,061
Premiums and deposits (2), (3)	107	91	72	89	84
Surrenders and withdrawals	(340)	(306)	(326)	(410)	(323)
Benefit payments	(171)	(150)	(144)	(152)	(161)
Net flows	(404)	(365)	(398)	(473)	(400)
Net transfers from (to) separate accounts	96	29	61	52	66
Interest	129	125	125	125	119
Policy charges	(4)	(4)	(4)	(4)	(4)
Other	(479)	118	287	20	(166)
Balance, end of period	$18,367	$18,270	$18,341	$18,061	$17,676

SEPARATE ACCOUNT LIABILITIES

LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022
Balance, beginning of period	$6,848	$7,021	$7,424	$7,248	$7,512
Premiums and deposits (3)	62	57	56	57	59
Surrenders and withdrawals	(68)	(67)	(61)	(64)	(61)
Benefit payments	(16)	(18)	(15)	(19)	(18)
Net flows	(22)	(28)	(20)	(26)	(20)
Investment performance	260	508	(80)	367	(646)
Net transfers from (to) general account	(2)	(9)	(12)	(10)	(8)
Policy charges	(66)	(66)	(66)	(65)	(66)
Other	3	(2)	2	(2)	4
Balance, end of period	$7,021	$7,424	$7,248	$7,512	$6,776

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022
Balance, beginning of period	$40,825	$40,444	$41,543	$39,840	$40,173
Premiums and deposits (3)	79	83	61	74	72
Surrenders and withdrawals	(1,062)	(1,094)	(1,127)	(1,177)	(866)
Benefit payments	(128)	(121)	(116)	(135)	(124)
Net flows	(1,111)	(1,132)	(1,182)	(1,238)	(918)
Investment performance	1,017	2,460	(258)	1,819	(2,937)
Net transfers from (to) general account	(96)	(29)	(61)	(52)	(66)
Policy charges	(190)	(200)	(203)	(195)	(174)
Other	(1)	—	1	(1)	1
Balance, end of period	$40,444	$41,543	$39,840	$40,173	$36,079

(1) Long-term care and Japan reinsurance are reported as part of "Other" within Life & Other.
(2) Includes premiums and deposits directed to the general account investment option of variable products.
(3) Includes company-sponsored internal exchanges.

METLIFE HOLDINGS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022

Direct and allocated expenses	$166	$164	$165	$163	$167
Pension, postretirement and postemployment benefit costs	—	4	4	4	1
Premium taxes, other taxes, and licenses & fees	14	18	16	16	16
Commissions and other variable expenses	73	58	70	57	52
Adjusted other expenses	$253	$244	$255	$240	$236

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions, except ratios)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022

Life (1)
Adjusted premiums, fees and other revenues	$762	$766	$734	$791	$704
Interest adjusted benefit ratio	54.8%	47.1%	53.3%	54.3%	54.1%

Lapse Ratio (2)
Traditional life	4.0%	4.0%	4.0%	4.0%	4.2%
Variable & universal life	3.3%	3.3%	3.3%	3.3%	3.4%
Fixed annuity	6.6%	6.7%	6.8%	6.8%	6.3%
Variable annuity	8.5%	9.2%	9.7%	10.2%	10.0%

(1) Represents the traditional life and variable & universal life components of Life & Other. Results are derived from insurance contracts.
(2) Lapse ratios are calculated based on the average of the most recent 12 months of experience.

CORPORATE & OTHER STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	March 31, 2022
Adjusted revenues
Premiums	$58	$(20)	$16	$(19)	$(4)	$58	$(4)
Universal life and investment-type product policy fees	—	1	—	1	—	—	—
Net investment income	12	48	93	91	104	12	104
Other revenues	86	109	108	117	101	86	101
Total adjusted revenues	156	138	217	190	201	156	201

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	40	(13)	9	(2)	(7)	40	(7)
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	(3)	(3)	(3)	(2)	(3)	(3)	(3)
Amortization of DAC and VOBA	2	3	2	2	2	2	2
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	224	223	236	219	219	224	219
Other expenses	107	34	137	284	136	107	136
Total adjusted expenses	370	244	381	501	347	370	347
Adjusted earnings before provision for income tax	(214)	(106)	(164)	(311)	(146)	(214)	(146)
Provision for income tax expense (benefit)	(111)	(81)	(96)	(303)	(92)	(111)	(92)
Adjusted earnings	(103)	(25)	(68)	(8)	(54)	(103)	(54)
Preferred stock dividends	68	35	63	29	63	68	63
Adjusted earnings available to common shareholders	$(171)	$(60)	$(131)	$(37)	$(117)	$(171)	$(117)

Adjusted premiums, fees and other revenues	$144	$90	$124	$99	$97	$144	$97

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	March 31, 2022

Business activities	$29	$28	$41	$45	$36	$29	$36
Net investment income	13	51	95	89	104	13	104
Interest expense on debt	(234)	(235)	(247)	(228)	(227)	(234)	(227)
Corporate initiatives and projects	(25)	(24)	(25)	(54)	(12)	(25)	(12)
Other	3	74	(28)	(163)	(47)	3	(47)
Provision for income tax (expense) benefit and other tax-related items	111	81	96	303	92	111	92
Preferred stock dividends	(68)	(35)	(63)	(29)	(63)	(68)	(63)
Adjusted earnings available to common shareholders	$(171)	$(60)	$(131)	$(37)	$(117)	$(171)	$(117)

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results.
	At or For the Three Months Ended (1)					At or For the Year Ended (1)
Unaudited (In millions, except yields)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	March 31, 2022
Fixed Maturity Securities
Yield	3.72%	3.76%	3.71%	3.77%	3.52%	3.72%	3.52%
Investment income (2), (3)	$2,784	$2,785	$2,761	$2,816	$2,638	$2,784	$2,638
Investment gains (losses)	(64)	6	130	(2)	(599)	(64)	(599)
Ending carrying value (4)	334,594	342,344	342,591	341,876	321,656	334,594	321,656
Mortgage Loans
Yield	4.11%	4.29%	4.12%	4.23%	4.13%	4.11%	4.13%
Investment income (3)	861	885	837	847	823	861	823
Investment gains (losses)	60	(2)	43	(119)	44	60	44
Ending carrying value	83,015	81,497	80,964	79,353	79,968	83,015	79,968
Real Estate and Real Estate Joint Ventures
Yield	3.18%	3.65%	6.00%	6.36%	7.82%	3.18%	7.82%
Investment income	95	109	181	194	241	95	241
Investment gains (losses)	48	368	66	20	4	48	4
Ending carrying value	12,007	11,901	12,182	12,216	12,379	12,007	12,379
Policy Loans
Yield	5.14%	5.18%	5.09%	5.02%	5.13%	5.14%	5.13%
Investment income	121	120	118	115	116	121	116
Ending carrying value	9,334	9,256	9,186	9,111	9,036	9,334	9,036
Equity Securities
Yield	4.90%	4.30%	4.85%	3.76%	3.48%	4.90%	3.48%
Investment income	11	9	8	8	7	11	7
Investment gains (losses)	75	55	(33)	11	(50)	75	(50)
Ending carrying value	1,063	1,001	941	1,269	988	1,063	988
Other Limited Partnership Interests
Yield (5)	50.30%	36.58%	48.43%	30.11%	25.35%	50.30%	25.35%
Investment income (5)	1,285	1,050	1,542	1,058	926	1,285	926
Investment gains (losses)	(5)	(8)	(4)	11	18	(5)	18
Ending carrying value (6)	10,961	11,980	13,480	14,625	14,570	10,961	14,570
Cash and Short-term Investments
Yield	0.87%	0.72%	0.70%	0.93%	1.08%	0.87%	1.08%
Investment income	21	21	20	25	30	21	30
Investment gains (losses)	4	2	6	15	14	4	14
Ending carrying value	24,416	28,796	26,106	27,223	26,634	24,416	26,634
Other Invested Assets
Investment income	298	266	342	291	364	298	364
Investment gains (losses)	17	19	12	51	47	17	47
Ending carrying value	18,677	18,977	18,683	18,655	18,696	18,677	18,696
Total Investments
Investment income yield	5.05%	4.85%	5.36%	4.94%	4.72%	5.05%	4.72%
Investment fees and expenses yield	(0.13)%	(0.12)%	(0.12)%	(0.13)%	(0.13)%	(0.13)%	(0.13)%
Net Investment Income Yield	4.92%	4.73%	5.24%	4.81%	4.59%	4.92%	4.59%
Investment income	$5,476	$5,245	$5,809	$5,354	$5,145	$5,476	$5,145
Investment fees and expenses	(146)	(128)	(125)	(138)	(142)	(146)	(142)
Net investment income including divested businesses	5,330	5,117	5,684	5,216	5,003	5,330	5,003
Less: Net investment income from divested businesses	36	—	16	15	11	36	11
Adjusted Net Investment Income (7)	$5,294	$5,117	$5,668	$5,201	$4,992	$5,294	$4,992
Ending Carrying Value	$494,067	$505,752	$504,133	$504,328	$483,927	$494,067	$483,927
Investment Portfolio Gains (Losses) including divested businesses	$135	$440	$220	$(13)	$(522)	$135	$(522)
Less: Divested businesses	28	—	—	2	—	28	—
Investment Portfolio Gains (Losses) (8)	$107	$440	$220	$(15)	$(522)	$107	$(522)
Gross investment gains	372	656	352	331	310	372	310
Gross investment losses	(288)	(164)	(156)	(242)	(548)	(288)	(548)
Net credit loss (provision) release and (impairments)	23	(52)	24	(104)	(284)	23	(284)
Investment Portfolio Gains (Losses) (8)	107	440	220	(15)	(522)	107	(522)
Investment portfolio gains (losses) income tax (expense) benefit	(25)	(78)	(60)	17	116	(25)	116
Investment Portfolio Gains (Losses), Net of Income Tax	$82	$362	$160	$2	$(406)	$82	$(406)

Derivative gains (losses) including Divested businesses	$(2,455)	$210	$(445)	$(431)	$(1,074)	$(2,455)	$(1,074)
Less: Derivative gains (losses) from divested businesses	(1)	—	—	—	—	(1)	—
Derivative gains (losses) (8)	(2,454)	210	(445)	(431)	(1,074)	(2,454)	(1,074)
Derivative gains (losses) income tax (expense) benefit	599	(63)	127	96	265	599	265
Derivative Gains (Losses), Net of Income Tax	$(1,855)	$147	$(318)	$(335)	$(809)	$(1,855)	$(809)

See footnotes on Page 32.

INVESTMENTS
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION

		March 31, 2021		June 30, 2021		September 30, 2021		December 31, 2021		March 31, 2022
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate		$88,002	26.4%	$91,371	26.8%	$92,012	27.0%	$93,034	27.3%	$87,136	27.2%
Foreign corporate		65,883	19.8%	65,605	19.2%	63,922	18.7%	63,640	18.7%	61,129	19.1%
Foreign government		67,137	20.2%	64,630	19.0%	63,380	18.6%	61,609	18.1%	57,282	17.9%
U.S. government and agency		41,402	12.4%	46,556	13.7%	48,100	14.1%	46,599	13.7%	40,334	12.6%
Residential mortgage-backed		29,302	8.8%	29,848	8.8%	30,267	8.9%	30,404	8.9%	30,080	9.4%
Asset-backed securities and collateralized loan obligations		16,217	4.9%	16,713	4.9%	17,403	5.1%	18,569	5.5%	19,305	6.0%
Municipals		13,212	4.0%	13,923	4.1%	14,040	4.1%	14,212	4.2%	12,958	4.1%
Commercial mortgage-backed		11,786	3.5%	12,049	3.5%	11,914	3.5%	12,207	3.6%	11,855	3.7%
Fixed Maturity Securities Available-For-Sale		$332,941	100.0%	$340,695	100.0%	$341,038	100.0%	$340,274	100.0%	$320,079	100.0%

NAIC	NRSRO
DESIGNATION	RATING
1	Aaa / Aa / A	$231,570	69.6%	$237,231	69.6%	$239,158	70.1%	$239,394	70.4%	$222,096	69.4%
2	Baa	84,467	25.4%	86,293	25.3%	84,831	24.9%	85,209	25.0%	82,616	25.8%
3	Ba	12,825	3.8%	12,978	3.8%	12,876	3.8%	11,973	3.5%	11,788	3.7%
4	B	3,397	1.0%	3,534	1.1%	3,584	1.0%	3,150	0.9%	2,923	0.9%
5	Caa and lower	633	0.2%	604	0.2%	565	0.2%	526	0.2%	480	0.1%
6	In or near default	49	—%	55	—%	24	—%	22	—%	176	0.1%
Fixed Maturity Securities Available-For-Sale (9)		$332,941	100.0%	$340,695	100.0%	$341,038	100.0%	$340,274	100.0%	$320,079	100.0%

GROSS UNREALIZED GAINS AND LOSSES
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

Unaudited (In millions)		March 31, 2021		June 30, 2021		September 30, 2021		December 31, 2021		March 31, 2022

Gross unrealized gains		$31,251		$35,681		$33,349		$31,901		$16,145
Gross unrealized losses		2,973		1,989		2,247		2,420		9,583
Net Unrealized Gains (Losses)		$28,278		$33,692		$31,102		$29,481		$6,562

See footnotes on Page 32.

INVESTMENTS
SUMMARY OF MORTGAGE LOANS

Unaudited (In millions)	March 31, 2021		June 30, 2021		September 30, 2021		December 31, 2021		March 31, 2022

Commercial mortgage loans	$52,300		$51,602		$51,336		$50,553		$51,117
Agricultural mortgage loans	18,051		18,044		18,353		18,111		17,882
Residential mortgage loans	13,192		12,421		11,838		11,323		11,584
Mortgage Loans	83,543		82,067		81,527		79,987		80,583
Valuation allowances	(528)		(570)		(563)		(634)		(615)
Mortgage Loans, net	$83,015		$81,497		$80,964		$79,353		$79,968

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE

	March 31, 2021		June 30, 2021		September 30, 2021		December 31, 2021		March 31, 2022
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Non-U.S.	$10,507	20.1%	$10,227	19.8%	$9,501	18.5%	$9,969	19.7%	$10,064	19.7%
Pacific	10,401	19.9%	10,161	19.7%	10,249	20.0%	9,676	19.1%	9,824	19.2%
Middle Atlantic	8,170	15.6%	8,115	15.7%	7,877	15.3%	7,537	14.9%	7,876	15.4%
South Atlantic	7,134	13.6%	7,186	13.9%	7,047	13.7%	6,800	13.5%	6,849	13.4%
West South Central	3,655	7.0%	3,636	7.0%	3,434	6.7%	3,492	6.9%	3,587	7.0%
New England	2,148	4.1%	2,214	4.3%	2,623	5.1%	2,748	5.4%	2,752	5.4%
Mountain	1,650	3.2%	1,903	3.7%	1,996	3.9%	1,993	4.0%	2,078	4.1%
East North Central	2,555	4.9%	2,197	4.3%	2,229	4.3%	2,129	4.2%	2,013	3.9%
East South Central	753	1.4%	781	1.5%	824	1.6%	759	1.5%	725	1.4%
West North Central	616	1.2%	649	1.3%	649	1.3%	663	1.3%	458	0.9%
Multi-Region and Other	4,711	9.0%	4,533	8.8%	4,907	9.6%	4,787	9.5%	4,891	9.6%
Total	$52,300	100.0%	$51,602	100.0%	$51,336	100.0%	$50,553	100.0%	$51,117	100.0%

Office	$23,443	44.8%	$22,883	44.3%	$22,573	44.0%	$22,388	44.3%	$22,170	43.4%
Apartment	8,748	16.7%	8,699	16.9%	8,910	17.4%	9,121	18.0%	9,578	18.7%
Retail	9,028	17.3%	8,960	17.4%	8,684	16.9%	8,548	16.9%	8,766	17.2%
Industrial	5,625	10.7%	5,437	10.5%	5,562	10.8%	5,096	10.1%	5,055	9.9%
Hotel	3,281	6.3%	3,187	6.2%	3,175	6.2%	3,201	6.3%	3,137	6.1%
Other	2,175	4.2%	2,436	4.7%	2,432	4.7%	2,199	4.4%	2,411	4.7%
Total	$52,300	100.0%	$51,602	100.0%	$51,336	100.0%	$50,553	100.0%	$51,117	100.0%

INVESTMENTS FOOTNOTES

(1)We calculate yields using adjusted net investment income as a percent of average quarterly asset carrying values. Adjusted net investment income excludes realized gains and losses from sales and disposals, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-6 and presented on Page A-1. Average quarterly asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties and contractholder-directed equity securities. In addition, average quarterly asset carrying values include invested assets reclassified to held-for-sale, while ending carrying values exclude invested assets reclassified to held-for-sale. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)Fixed maturity securities includes investment income related to fair value option securities of $36 million, $50 million, $6 million, $75 million and ($65) million for the three months ended March 31, 2021, June 30, 2021, September 30, 2021, December 31, 2021 and March 31, 2022, respectively, and $36 million and ($65) million for the year-to-date period ended March 31, 2021 and March 31, 2022, respectively.

(3)Investment income from fixed maturity securities and mortgage loans includes prepayment fees.
(4)The following table presents the components of total fixed maturity securities and a reconciliation to ending carrying value presented for fixed maturity securities.
	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022
Fixed maturity securities available-for-sale	$332,941	$340,695	$341,038	$340,274	$320,079
Contractholder-directed equity securities and fair value option securities	12,975	12,177	12,055	12,142	11,418
Total fixed maturity securities	345,916	352,872	353,093	352,416	331,497
Less: Contractholder-directed equity securities	11,322	10,528	10,502	10,540	9,841
Fixed maturity securities	$334,594	$342,344	$342,591	$341,876	$321,656

(5)Other limited partnership interests includes investment income related to private equity investments of $1,278 million, $1,045 million, $1,516 million, $1,059 million and $984 million for the three months ended March 31, 2021, June 30, 2021, September 30, 2021, December 31, 2021 and March 31, 2022, respectively, and $1,278 million and $984 million for the year-to-date period ended March 31, 2021 and March 31, 2022, respectively. The annualized yields for these periods were 53.35%, 38.60%, 50.19%, 31.64%, 28.16%, 53.35% and 28.16%, respectively.

(6)Other limited partnership interests includes ending carrying value related to private equity investments of $10,321 million, $11,337 million, $12,811 million, $13,963 million and $13,971 million at March 31, 2021, June 30, 2021, September 30, 2021, December 31, 2021 and March 31, 2022, respectively.

(7)Adjusted net investment income reflects the adjustments as presented on Page 5.
(8)Investment portfolio gains (losses) and Derivative gains (losses) reflect the non-GAAP adjustments as presented below:
	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	March 31, 2022
Net investment gains (losses)	$134	$1,605	$(84)	$(126)	$(518)	$134	$(518)
Less: Operating joint venture adjustments	—	—	1	—	6	—	6
Less: Change in estimated fair value of other limited partnership interests and real estate joint ventures	9	5	9	22	7	9	7
Less: Non-investment portfolio gains (losses)	(10)	1,160	(314)	(135)	(9)	(10)	(9)
Less: Divested businesses	28	—	—	2	—	28	—
Investment portfolio gains (losses)	$107	$440	$220	$(15)	$(522)	$107	$(522)

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	March 31, 2022
Net derivative gains (losses)	$(2,235)	$421	$(218)	$(196)	$(859)	$(2,235)	$(859)
Less: Investment hedge adjustments	220	212	228	235	215	220	215
Less: PAB hedge adjustments	—	(1)	(1)	—	—	—	—
Less: Divested businesses	(1)	—	—	—	—	(1)	—
Derivative gains (losses)	$(2,454)	$210	$(445)	$(431)	$(1,074)	$(2,454)	$(1,074)

(9)Fixed maturity securities available-for-sale are presented by NRSRO rating and the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations, except for (i) non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) and (ii) securities rated Ca or C by NRSROs that are designated NAIC 6. NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. Over time, credit ratings can migrate, up or down, through the NRSRO's and NAIC's continuous monitoring process. Amounts presented for non-agency RMBS and CMBS are presented using NAIC designations for modeled securities. The NAIC evaluates non-agency RMBS and CMBS held by insurers on an annual basis. When we acquire non-agency RMBS and CMBS that have not been previously evaluated by the NAIC, an internally developed designation is used until a NAIC designation becomes available. NAIC designations are generally similar to the credit quality ratings of the NRSRO, except for (i) non-agency RMBS and CMBS and (ii) securities rated Ca or C by NRSROs that are designated NAIC 6; accordingly, NAIC designations may not correspond to NRSRO ratings.

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	March 31, 2022

Reconciliation to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLife, Inc.'s common shareholders	$290	$3,366	$1,521	$1,176	$606	$290	$606
Add: Preferred stock dividends	68	35	63	29	63	68	63
Add: Preferred stock redemption premium	—	6	—	—	—	—	—
Add: Net Income (loss) attributable to noncontrolling interests	5	5	5	6	5	5	5
Net income (loss)	363	3,412	1,589	1,211	674	$363	$674
Less: adjustments from net income (loss) to adjusted earnings:
Net investment gains (losses)	134	1,605	(84)	(126)	(518)	134	(518)
Net derivative gains (losses)	(2,235)	421	(218)	(196)	(859)	(2,235)	(859)
Premiums - Divested businesses	865	—	57	60	41	865	41
Universal life and investment-type product policy fees
Unearned revenue adjustments	—	12	46	13	(8)	—	(8)
GMIB fees	25	24	25	24	23	25	23
Divested businesses	—	—	13	13	11	—	11
Net investment income
Investment hedge adjustments	(220)	(212)	(228)	(235)	(215)	(220)	(215)
Operating joint venture adjustments	—	—	(1)	—	(6)	—	(6)
Unit-linked contract income	207	378	114	253	(498)	207	(498)
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(3)	(3)	(1)	(1)	—	(3)	—
Divested businesses	36	—	16	15	11	36	11
Other revenues
Settlement of foreign currency earnings hedges	—	—	—	—	—	—	—
TSA fees	35	60	73	53	47	35	47
Divested businesses	11	—	6	5	3	11	3
Policyholder benefits and claims and policyholder dividends
PBC hedge adjustments	(9)	(8)	(8)	(7)	(7)	(9)	(7)
PDO adjustments	—	—	—	—	—	—	—
Inflation and pass-through adjustments	78	18	—	(99)	(39)	78	(39)
GMIB costs	(128)	(70)	(116)	(88)	45	(128)	45
Market value adjustments	(23)	(16)	(21)	(23)	(12)	(23)	(12)
Divested businesses	(582)	—	(36)	(41)	(22)	(582)	(22)
Interest credited to policyholder account balances
PAB hedge adjustments	—	1	1	—	—	—	—
Unit-linked contract costs	(210)	(366)	(116)	(246)	505	(210)	505
Divested businesses	—	—	(5)	(5)	(3)	—	(3)
Capitalization of DAC - Divested businesses	89	—	15	15	11	89	11
Amortization of DAC and VOBA
Related to NIGL and NDGL	3	(9)	(31)	(63)	19	3	19
Related to GMIB fees and GMIB costs	13	12	(13)	(5)	(1)	13	(1)
Related to market value adjustments	—	—	—	—	—	—	—
Divested businesses	(98)	—	(14)	(14)	(9)	(98)	(9)
Amortization of negative VOBA
Related to market value adjustments	—	—	—	—	—	—	—
Divested businesses	—	—	—	—	—	—	—
Interest expense on debt
Securitization entities debt expense	—	—	—	—	—	—	—
Divested businesses	(1)	—	—	—	—	(1)	—
Other expenses
Noncontrolling interests	6	6	7	9	7	6	7
Regulatory implementation costs	3	(6)	—	(1)	—	3	—
Acquisition, integration and other costs	(4)	(4)	(2)	1	(7)	(4)	(7)
TSA fees	(35)	(60)	(73)	(53)	(47)	(35)	(47)
Divested businesses	(232)	(4)	(41)	(81)	(32)	(232)	(32)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	605	(491)	99	167	444	605	444
Adjusted earnings	2,033	2,124	2,125	1,867	1,790	2,033	1,790
Less: Preferred stock dividends	68	35	63	29	63	68	63
Adjusted earnings available to common shareholders	$1,965	$2,089	$2,062	$1,838	$1,727	$1,965	$1,727

APPENDIX METLIFE NOTABLE ITEMS (1)

METLIFE TOTAL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	March 31, 2022
Actuarial assumption review and other insurance adjustments	$—	$—	$(140)	$—	$—	$—	$—
Litigation reserves and settlement costs	—	66	—	—	—	—	—
Tax adjustments	—	—	—	140	—	—	—
Total notable items	$—	$66	$(140)	$140	$—	$—	$—

ASIA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	March 31, 2022
Actuarial assumption review and other insurance adjustments	$—	$—	$(79)	$—	$—	$—	$—
Total notable items	$—	$—	$(79)	$—	$—	$—	$—

LATIN AMERICA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	March 31, 2022
Actuarial assumption review and other insurance adjustments	$—	$—	$(2)	$—	$—	$—	$—
Total notable items	$—	$—	$(2)	$—	$—	$—	$—

EMEA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	March 31, 2022
Actuarial assumption review and other insurance adjustments	$—	$—	$(6)	$—	$—	$—	$—
Total notable items	$—	$—	$(6)	$—	$—	$—	$—

METLIFE HOLDINGS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	March 31, 2022
Actuarial assumption review and other insurance adjustments	$—	$—	$(53)	$—	$—	$—	$—
Total notable items	$—	$—	$(53)	$—	$—	$—	$—

CORPORATE & OTHER
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	March 31, 2022
Litigation reserves and settlement costs	$—	$66	$—	$—	$—	$—	$—
Tax adjustments	—	—	—	140	—	—	—
Total notable items	$—	$66	$—	$140	$—	$—	$—

(1)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022

Total MetLife, Inc.'s stockholders' equity	$65,864	$69,138	$69,050	$67,482	$53,965
Less: Preferred stock	4,312	3,818	3,818	3,818	3,818
MetLife, Inc.'s common stockholders' equity	61,552	65,320	65,232	63,664	50,147
Less: Net unrealized investment gains (losses), net of income tax	16,712	18,608	18,658	17,671	5,182
Defined benefit plans adjustment, net of income tax	(1,848)	(1,836)	(1,805)	(1,598)	(1,577)
Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	$46,688	$48,548	$48,379	$47,591	$46,542
Less: Goodwill, net of income tax	9,571	9,398	9,317	9,221	9,163
VODA and VOCRA, net of income tax	807	779	763	718	699
Total MetLife, Inc.'s tangible common stockholders' equity	$36,310	$38,371	$38,299	$37,652	$36,680

Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022

Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	$46,688	$48,548	$48,379	$47,591	$46,542
Less: Accumulated year-to-date total notable items (2)	—	66	(74)	66	—
Total MetLife, Inc.'s common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	$46,688	$48,482	$48,453	$47,525	$46,542

Unaudited (In millions, except per share data)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022

Book value per common share	$70.08	$75.86	$77.24	$77.12	$61.55
Less: Net unrealized investment gains (losses), net of income tax	19.02	21.61	22.09	21.41	6.36
Defined benefit plans adjustment, net of income tax	(2.10)	(2.13)	(2.14)	(1.94)	(1.93)
Book value per common share, excluding AOCI other than FCTA	$53.16	$56.38	$57.29	$57.65	$57.12
Less: Goodwill, net of income tax	10.90	10.92	11.04	11.17	11.24
VODA and VOCRA, net of income tax	0.92	0.90	0.90	0.87	0.86
Book value per common share - tangible common stockholders' equity	$41.34	$44.56	$45.35	$45.61	$45.02

Common shares outstanding, end of period	878.3	861.1	844.5	825.5	814.8

	For the Three Months Ended (1)
Unaudited (In millions, except ratios)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022

Return on MetLife, Inc.'s:
Common stockholders' equity	1.8%	21.2%	9.3%	7.3%	4.3%

Adjusted return on MetLife, Inc.'s:
Common stockholders' equity	11.9%	13.2%	12.6%	11.4%	12.1%
Common stockholders' equity, excluding AOCI other than FCTA	16.5%	17.5%	17.0%	15.3%	14.7%
Common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	16.5%	17.0%	18.2%	14.2%	14.7%
Tangible common stockholders' equity (3)	21.5%	22.6%	21.7%	19.6%	18.8%

Average common stockholders' equity	$65,899	$63,436	$65,276	$64,448	$56,906
Average common stockholders' equity, excluding AOCI other than FCTA	$47,534	$47,618	$48,464	$47,985	$47,067
Average common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	$47,534	$47,585	$48,468	$47,989	$47,067
Average tangible common stockholders' equity	$36,878	$37,341	$38,335	$37,976	$37,166

(1) Annualized using quarter-to-date results.

(2)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

(3)Adjusted earnings available to common shareholders used to calculate the adjusted return on tangible common stockholders' equity excludes the impact of amortization of VODA and VOCRA, net of income tax, for the three months ended March 31, 2021, June 30, 2021, September 30, 2021, December 31, 2021 and March 31, 2022 of $20 million, $20 million, $20 million, $19 million and $18 million, respectively.

APPENDIX METLIFE ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, OTHER EXPENSES AND ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022
U.S. (1)	$6,392	$6,136	$6,408	$10,100	$7,887
ASIA	2,003	1,928	2,003	1,986	2,022
LATIN AMERICA	848	892	963	980	1,031
EMEA	631	696	637	607	606
METLIFE HOLDINGS (1)	1,163	1,181	1,141	1,206	1,089
CORPORATE & OTHER (1)	144	90	124	99	97
Adjusted premiums, fees and other revenues, on a constant currency basis	$11,181	$10,923	$11,276	$14,978	$12,732
Adjusted premiums, fees and other revenues	$11,413	$11,122	$11,419	$15,010	$12,732

ASIA (including operating joint ventures) (2), (3)	$2,349	$2,209	$2,327	$2,307	$2,424

OTHER EXPENSES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022
U.S. (1)	$911	$898	$886	$937	$979
ASIA	830	787	772	825	837
LATIN AMERICA	325	328	355	368	354
EMEA	323	326	291	309	296
METLIFE HOLDINGS (1)	253	244	255	240	236
CORPORATE & OTHER (1)	107	34	137	284	136
Adjusted other expenses on a constant currency basis	$2,749	$2,617	$2,696	$2,963	$2,838
Adjusted other expenses	$2,854	$2,700	$2,760	$2,985	$2,838

ASIA (including operating joint ventures) (2), (3)	$946	$880	$872	$928	$956

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022
U.S. (1)	$784	$902	$895	$640	$693
ASIA	605	509	566	584	580
LATIN AMERICA	31	87	26	129	142
EMEA	61	83	86	39	52
METLIFE HOLDINGS (1)	618	536	606	482	377
CORPORATE & OTHER (1)	(171)	(60)	(131)	(37)	(117)
Adjusted earnings available to common shareholders on a constant currency basis	$1,928	$2,057	$2,048	$1,837	$1,727
Adjusted earnings available to common shareholders	$1,965	$2,089	$2,062	$1,838	$1,727

(1) Amounts on a reported basis, as constant currency impact is not significant.
(2) Adjusted premiums, fees and other revenues as well as other expenses are reported as part of net investment income on the statements of adjusted earnings available to common shareholders on Page 18 for operating joint ventures.
(3) Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting.

METLIFE
NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding for MetLife and its investors of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of our business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	total adjusted revenues	(i)	total revenues
(ii)	total adjusted expenses	(ii)	total expenses
(iii)	adjusted premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	adjusted premiums, fees & other revenues, excluding PRT	(iv)	premiums, fees and other revenues
(v)	adjusted net investment income	(v)	net investment income
(vi)	adjusted earnings	(vi)	net income (loss)
(vii)	adjusted earnings available to common shareholders	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders
(viii)	adjusted earnings available to common shareholders, excluding total notable items	(viii)	net income (loss) available to MetLife, Inc.’s common shareholders
(ix)	adjusted earnings available to common shareholders per diluted common share	(ix)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(x)	adjusted earnings available to common shareholders, excluding total notable items, per diluted common share	(x)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(xi)	adjusted return on equity	(xi)	return on equity
(xii)	adjusted return on equity, excluding AOCI other than FCTA	(xii)	return on equity
(xiii)	adjusted return on equity, excluding total notable items (excludes AOCI other than FCTA)	(xiii)	return on equity
(xiv)	adjusted tangible return on equity	(xiv)	return on equity
(xv)	investment portfolio gains (losses)	(xv)	net investment gains (losses)
(xvi)	derivative gains (losses)	(xvi)	net derivative gains (losses)
(xvii)	adjusted capitalization of DAC	(xvii)	capitalization of DAC
(xviii)	total MetLife, Inc.’s tangible common stockholders’ equity	(xviii)	total MetLife, Inc.’s stockholders’ equity
(xix)	total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	(xix)	total MetLife, Inc.’s stockholders’ equity
(xx)	total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA)	(xx)	total MetLife, Inc.’s stockholders’ equity
(xxi)	book value per common share, excluding AOCI other than FCTA	(xxi)	book value per common share
(xxii)	book value per common share - tangible common stockholders' equity	(xxii)	book value per common share
(xxiii)	adjusted other expenses	(xxiii)	other expenses
(xxiv)	adjusted other expenses, net of adjusted capitalization of DAC	(xxiv)	other expenses, net of capitalization of DAC
(xxv)	adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses	(xxv)	other expenses, net of capitalization of DAC
(xxvi)	adjusted expense ratio	(xxvi)	expense ratio
(xxvii)	adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT	(xxvii)	expense ratio
(xxviii)	direct expenses	(xxviii)	other expenses
(xxix)	direct expenses, excluding total notable items related to direct expenses	(xxix)	other expenses
(xxx)	direct expense ratio	(xxx)	expense ratio
(xxxi)	direct expense ratio, excluding total notable items related to direct expenses and PRT	(xxxi)	expense ratio

Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the most recent period. As a result, comparable prior period amounts are updated each period to reflect the most recent period average foreign currency exchange rates.

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this QFS and in this period’s earnings news release, which is available at www.metlife.com.

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Our definitions of non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies: Adjusted earnings and related measures
•	adjusted earnings;
•	adjusted earnings available to common shareholders;
•	adjusted earnings available to common shareholders, excluding total notable items;
•	adjusted earnings available to common shareholders per diluted common share;
•	adjusted earnings available to common shareholders, excluding total notable items per diluted common share; and
•	adjusted earnings available to common shareholders on a constant currency basis.

These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings and components of, or other financial measures based on, adjusted earnings are also MetLife’s GAAP measures of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife's performance relative to its business plan and facilitate comparisons to industry results.

Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.

Adjusted revenues and adjusted expenses
These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP (“Divested businesses”). Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. Adjusted revenues also excludes NIGL and NDGL. Adjusted expenses also excludes goodwill impairments.

The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues:
•	Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity GMIB fees (“GMIB fees”);
•	Net investment income: (i) includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Operating joint venture adjustments”), (iii) excludes certain amounts related to contractholder-directed equity securities (“Unit-linked contract income”), (iv) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities income”), and (v) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in NIGL under GAAP ("Certain partnership distributions"); and
•	Other revenues is adjusted for settlements of foreign currency earnings hedges and excludes fees received in association with services provided under transition service agreements ("TSA fees").

The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:
•	Policyholder benefits and claims and policyholder dividends excludes: (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits ("PBC hedge adjustments"), (ii) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (iii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments (“Inflation and pass-through adjustments”), (iv) benefits and hedging costs related to GMIBs (“GMIB costs”), and (v) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);
•	Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes certain amounts related to net investment income earned on contractholder-directed equity securities (“Unit-linked contract costs”);
•	Amortization of DAC and VOBA excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;
•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•	Other expenses excludes: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements costs (“Regulatory implementation costs”) and (iii) acquisition, integration and other costs. Other expenses includes TSA fees.

Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

In addition, adjusted earnings available to common shareholders excludes the impact of preferred stock redemption premium which is reported as a reduction to net income (loss) available to MetLife, Inc.’s common shareholders.

Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses, as well as investment portfolio gains (losses) of divested businesses. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Return on equity, allocated equity, tangible equity and related measures
•	Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.
•	Total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses), defined benefit plans adjustment components of AOCI and total notable items, net of income tax.
•	Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity, excluding AOCI other than FCTA.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): adjusted earnings available to common shareholders, excluding total notable items, divided by MetLife, Inc.'s average common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA).
•	Allocated equity: portion of MetLife, Inc.’s common stockholders’ equity that management allocates to each of its segments and sub-segments based on local capital requirements and economic capital. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. MetLife management periodically reviews this model to ensure that it remains consistent with emerging industry practice standards and the local capital requirements; allocated equity may be adjusted if warranted by such review. Allocated equity excludes the impact of AOCI other than FCTA.
•	Adjusted return on allocated equity: adjusted earnings available to common shareholders divided by allocated equity.

The above measures represent a level of equity consistent with the view that, in the ordinary course of business, we do not plan to sell most investments for the sole purpose of realizing gains or losses.

•	Total MetLife, Inc.’s tangible common stockholders’ equity or tangible equity: Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA, reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.
•	Adjusted return on MetLife, Inc.’s tangible common stockholders’ equity: adjusted earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.
•	Allocated tangible equity: Allocated equity reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.
•	Adjusted return on allocated tangible equity: adjusted earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.
The above measures are, when considered in conjunction with regulatory capital ratios, a measure of capital adequacy.

Expense ratio, direct expense ratio, adjusted expense ratio and related measures
•	Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues.
•	Direct expense ratio: adjusted direct expenses divided by adjusted premiums, fees and other revenues.
•	Direct expense ratio, excluding total notable items related to direct expenses and PRT: adjusted direct expenses, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.
•	Adjusted expense ratio: adjusted other expenses, net of adjusted capitalization of DAC, divided by adjusted premiums, fees and other revenues.
•	Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT: adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

Asia general account assets under management and related measures

Asia GA AUM is used by MetLife to describe assets in its Asia GA investment portfolio which are actively managed and stated at estimated fair value. Asia GA AUM is comprised of Asia GA total investments and cash and cash equivalents, excluding policy loans, contractholder-directed equity securities, fair value option securities and certain other invested assets, as substantially all of these assets are not actively managed in MetLife’s Asia GA investment portfolio. Mortgage loans (including commercial, agricultural and residential) and real estate equity (including real estate and real estate joint ventures) included in Asia GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. At the segment level, intersegment balances (intercompany activity, primarily related to investments in subsidiaries, that eliminate at the MetLife consolidated level) are excluded from Asia GA AUM.

Asia GA AUM (at amortized cost) excludes the following adjustments: (i) unrealized gain (loss) on investments carried at estimated fair value and (ii) adjustments from carrying value to estimated fair value on mortgage loans (including commercial, agricultural and residential) and real estate and real estate joint ventures. Asia GA AUM (at amortized cost) is presented net of related allowance for credit loss.

Other items
The following additional information is relevant to an understanding of our performance results:
•	Statistical sales information for Latin America, Asia and EMEA: calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

METLIFE ACRONYMS

AOCI	Accumulated other comprehensive income (loss)
DAC	Deferred policy acquisition costs
EMEA	Europe, the Middle East and Africa
FCTA	Foreign currency translation adjustments
GA	General account
GA AUM	General account assets under management
GAAP	Accounting principles generally accepted in the United States of America
GICs	Guaranteed interest contracts
GMIB	Guaranteed minimum income benefits
NAIC	National Association of Insurance Commissioners
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
NRSRO	Nationally Recognized Statistical Rating Organization
PAB	Policyholder account balances
PBC	Policyholder benefits and claims
PDO	Policyholder dividend obligation
PRT	Pension risk transfers
QFS	Quarterly financial supplement
TSA	Transition service agreement
VIE	Variable interest entity
VOBA	Value of business acquired
VOCRA	Value of customer relationships acquired
VODA	Value of distribution agreements